UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 29, 2016

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2016, Square, Inc. (the “Company”) announced that Ajmere Dale, age 46, will join the Company as Chief Accounting Officer, effective August 29, 2016. Mr. Dale will assume the responsibility as Chief Accounting Officer from Sarah Friar, who will continue her role as the Company’s Chief Financial Officer.

Prior to joining the Company, Mr. Dale served as Vice President and Corporate Controller for SolarCity Corporation, where he was responsible for financial accounting and reporting, from February 2009 to July 2016. Mr. Dale is an Associate Chartered Accountant of the Institute of Chartered Accountants in England and Wales and holds a Masters in Engineering in Electrical and Electronic Engineering from Imperial College London.

There are no family relationships between Mr. Dale and any director or executive officer of the Company, and there have been no transactions between Mr. Dale and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

Pursuant to the terms of an offer letter (the “Letter”), dated as of June 7, 2016, by and between the Company and Mr. Dale, Mr. Dale’s base salary will be $245,000, with a one-time hire-on bonus of $100,000 that is subject to reimbursement in the event Mr. Dale voluntarily terminates his employment with the Company within 12 months of the hire date. Mr. Dale will also be granted restricted stock units covering 130,000 shares of the Company’s Class A common stock that will vest over 5 years as described in the Letter and subject to the terms of the Company’s 2015 Equity Incentive Plan, as amended and restated, and the applicable restricted stock unit agreement. The foregoing description of Mr. Dale’s Letter is qualified in its entirety by the text of the Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 29, 2016, the Company publicly announced the appointment of Mr. Dale.

The information furnished pursuant to Item 7.01 on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter between the Registrant and Ajmere Dale, dated as of June 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

By:	/s/ Dana R. Wagner
Dana R. Wagner General Counsel

Date: August 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter between the Registrant and Ajmere Dale, dated as of June 7, 2016.